                                                                 EXHIBIT 10.3.12


                    AMENDMENT NO. 2 DC TO FINANCING AGREEMENT


THIS AMENDMENT NO. 2 DC TO FINANCING AGREEMENT (this "Amendment") between STAR BANK, NATIONAL ASSOCIATION, a national banking association, and FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation, and FM PRECISION GOLF SALES CORP., a Delaware corporation.

    WHEREAS, the parties hereto entered into a Financing Agreement dated as of May 31, 1996, as amended, (the "Financing Agreement"); and

    WHEREAS, the parties hereto desire to amend the Financing Agreement.

    NOW THEREFORE, the parties do hereby agree as follows:

    1. Amendment to Section 12.1(i)(q). The number 50 appearing in Section 12.1(i)(q) is deleted and the number 40 substituted therefor.

    2. Ratification. In all other respects, the Financing Agreement, as herein amended, is hereby ratified and affirmed.

    IN WITNESS WHEREOF, this amendment has been duly executed as of August 20, 1997.

                               FM PRECISION GOLF MANUFACTURING CORP.

                               By ______________________________________
                                  Christopher A. Johnston, Chairman of the Board

                               FM PRECISION GOLF SALES CORP.

                               By _______________________________________
                                  Christopher A. Johnston, Chairman of the Board

                               STAR BANK, NATIONAL ASSOCIATION
                               By ______________________________________
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EXHIBIT 9.18 - (UPDATED 7/3/97)


Authorized shares of Corporate Guarantor    3,000

Outstanding shares of Corporate Guarantor   1,000

Management Stockholders Agreement between the Corporate Guarantor and its stockholders contains various transfer restriction.

Stockholders Agreement among Christopher A. Johnston, Kenneth J. Warren, David
J. Lyon and Sherry Joy Rothfield contains transfer restrictions.


                             STOCKHOLDERS OF PARENT

     Name of Stockholder      Number of Shares        Number of Options
     -------------------      ----------------        -----------------
     Ronald L. Chamers              30                      2.00
     Warren K. Braly                15                       .66
     Jeremiah S. Gourd              15                       .66
     Peter D. Dripchak              15                       .66
     John Lynch                     15                       .66
     William B. Faragher            10                      2.66
     Anthony J. Montgomery          10                      2.66
     Christopher A. Johnston       296                     13.07
     BM&Co.                        297
     Raymond J. Minella                                     2.00
     RPJ/JAJ Partners Ltd.         147                      6.00
     David E. Johnston              50                      2.66
     Kenneth J. Warren              80                      3.67
     David J. Lyon                  10
     Sherry Joy Rothfield           10
     Chad Lehr                                               .66
     Michael Biviano                                         .66
     John W. Gill                                            .66

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[STAR BANK LETTERHEAD]


                                                                  April 14, 1997


Mr. William B. Faragher
FM Precision Golf Manufacturing Corp.
P.O. Box 298
Torrington, CT 06790


Dear Bill:

This letter shall serve to modify the definition of EBITDA contained in Exhibit
10.29 (Financial Covenants) of the Financing Agreement between Star Bank and FM Precision Golf Manufacturing Corp. and FM Precision Golf Sales Corp., dated May 31, 1996, for the following periods; (1) 9 fiscal months ending on or about 2/28/97 and (2) Fiscal year ending on or about 5/31/97.

EBITDA shall be defined as follows for the previously referenced measurement periods; "EBITDA" means the consolidated earnings of Borrowers and Corporate Guarantor before interest, income taxes, depreciation and amortization expense, all as determined in accordance with GAAP consistently applied. EBITDA, for purposes of this Exhibit 10.29 will (i) be calculated utilizing a first-in-first out method of cost accounting for Inventory ("FIFO"), with the exception of Borrowers combined $382,446 LIFO reserve adjustment recorded in January and February 1997 which will be included in earnings of Borrowers and (ii) not include any gains recognized by Borrowers as earnings which relate to adjustments made by Borrowers as a result of the Tax Reform Act of 1986 or any other extraordinary accounting adjustments or non-recurring items of income.

This letter will not effect the definition of EBITDA for Exhibit 3.1 (Financial Benchmarks for Interest Rate Reduction).

Sincerely,


David L. Carey
Vice President
(513) 287-8321


cc: Mr. Jack A. Krichavsky

File: Letters/FMCOV.Sam